Filed Pursuant to Rule 497(e)

Monetta Fund, Inc. Registration File No. 811-4466

Monetta Trust Registration File No. 811-7360

MONETTA FUND, INC.

MONETTA TRUST

SUPPLEMENT DATED AUGUST 31, 2010

TO

STATEMENT OF ADDIDTIONAL INFORMATION DATED MAY 1, 2010

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION UNDER THE CAPTION “DIRECTORS, TRUSTEES AND OFFICERS”:

Effective August 27, 2010, Mr. John W. Bakos resigned as director of the Monetta Fund and trustee of the Monetta Trust.  The respective Board of the Monetta Fund and Monetta Trust appointed Mr. Brian T. Jeffries to fill the vacancy and serve as a director of the Monetta Fund and a trustee of the Monetta Trust.  Consequently, all references to Mr. Bakos are hereby removed, and the following information is hereby inserted.

Name, (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships Held by Director/ Trustees During the Past Five Years
Brian T. Jeffries (1965)††	Director Trustee	2010 2010	Founder and President of Ambassador Capital Management, LLC since 1998; Partner and Portfolio Manager of Munder Capital Management from 1994-1998.	4	The Ambassador Funds (one fund), since 2000.

†† - Mr. Jeffries owns a controlling interest in Ambassador Capital Management, LLC, which, in turn, owns a controlling interest in FSG (defined following the caption “Service Providers” below), the Fund’s and Trust’s administrator and provider of fund accounting services.   Mr. Bacarella owns a controlling interest in the Adviser, which also owns a controlling interest in FSG.  Notwithstanding this relationship, Mr. Jeffries is not considered to be an “interested person” of either the Fund or Trust as that term is defined in the 1940 Act.  However, due to Mr. Jeffries’ indirect ownership of FSG and its business relationships with the Fund and the Trust, the other “disinterested”, or independent, directors of the Fund and trustees of the Trust are treating Mr. Jeffries as “interested” for purposes of the private meetings and deliberations among the independent directors / trustees required by the 1940 Act.  The business address for Mr. Jeffries is 500 Griswold Street, Detroit, MI 48226.

Name of Person, Position	Aggregate Compensation from Fund	Aggregate Compensation from Trust*	Pension or Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Directors / Trustees
Brian T. Jeffries, Director/Trustee	$0	$0	$0	$0

* The aggregate compensation paid by the Trust to each Trustee is allocated as a percent of Net Assets among each series of the Trust.

Directors’ and Trustees’ Fund Holdings

As of December 31, 2009, Mr. Jeffries had invested the following amounts in the Fund, the Trust and in all funds managed by the Adviser.  Investments are listed in the following ranges:  none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

Name	Monetta Fund	Monetta Trust	Total Invested in all Funds*
Brian T. Jeffries	None	Young Investor Fund None Mid-Cap Fund None Bond Fund None	None

* Total invested in all funds is the aggregate dollar range of investments in all four funds overseen by each individual Director and Trustee and managed by the Adviser.

In addition to the foregoing changes, the following is inserted in place of the second paragraph after the caption “Leadership Structure of the Boards”:

Although each Board has general criteria that guide its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership. Each Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Board member represent a diversity of backgrounds, experiences and a variety of complementary skills. Each Board member, other than Mr. Jeffries, has at least five years of experience as a Director of Monetta Fund and as a Trustee of Monetta Trust, and Mr. Jeffries has nearly 10 years of experience as a trustee of Ambassador Funds, another open-end management investment company.  Additionally, each of the Board members has served in a managerial or officer capacity of either a company in the financial services industry or of a public company (or a subsidiary thereof).  Furthermore, each of the Boards has determined that Messrs. Ogan and Guy and Ms. Hodges possess the requisite attributes, and has acquired such attributes through his or her educational and professional experiences, to qualify as an audit committee financial expert pursuant to Section 407 of the Sarbanes-Oxley Act and as defined by Item 3 of Form N-CSR.

Please keep this supplement for future reference

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